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               CALIFORNIA FINANCIAL BANCORP 1999 STOCK OPTION PLAN


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
                                TABLE OF CONTENTS
1.    PURPOSE.............................................................1

2.    DEFINITIONS.........................................................1

         (A)      "BOARD OF DIRECTORS"....................................1

         (B)      "CODE"..................................................1

         (C)      "COMMITTEE".............................................1

         (D)      "COMPANY"...............................................1

         (E)      "EFFECTIVE DATE"........................................1

         (F)      "EMPLOYEE"..............................................1

         (G)      "EXCHANGE ACT"..........................................1

         (H)      "EXERCISE PRICE"........................................1

         (I)      "FAIR MARKET VALUE".....................................2

         (J)      "ISO"...................................................2

         (K)      "NONSTATUTORY OPTION"...................................2

         (L)      "OPTION"................................................2

         (M)      "OPTIONEE"..............................................2

         (N)      "PAYROLL EMPLOYEE"......................................2

         (O)      "PLAN"..................................................2

         (P)      "SERVICE"...............................................2

         (Q)      "SHARE".................................................2

         (R)      "STOCK".................................................3

         (S)      "STOCK OPTION AGREEMENT"................................3

         (T)      "SUBSIDIARY"............................................3

         (U)      "SUBSTITUTE OPTION".....................................3

         (V)      "TERMINATING EVENT".....................................3

         (W)      "VESTING EVENT".........................................4

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

         (X)      "TOTAL AND PERMANENT DISABILITY"........................4

3.    ADMINISTRATION......................................................4

         (A)      COMMITTEE MEMBERSHIP....................................4

         (B)      COMMITTEE PROCEDURES....................................5

         (C)      COMMITTEE RESPONSIBILITIES..............................5

4.    ELIGIBILITY.........................................................6

         (A)      GENERAL RULES...........................................6

         (B)      TEN-PERCENT STOCKHOLDERS................................6

         (C)      ATTRIBUTION RULES.......................................6

         (D)      OUTSTANDING STOCK.......................................6

5.    STOCK SUBJECT TO PLAN...............................................6

         (A)      BASIC LIMITATION........................................6

         (B)      ADDITIONAL SHARES.......................................7

6.    TERMS AND CONDITIONS OF OPTIONS.....................................7

         (A)      STOCK OPTION AGREEMENT..................................7

         (B)      NUMBER OF SHARES........................................7

         (C)      EXERCISE PRICE..........................................7

         (D)      WITHHOLDING TAXES.......................................7

         (E)      EXERCISABILITY..........................................7

         (F)      TERM....................................................8

         (G)      TRANSFERABILITY.........................................9

         (H)      NO RIGHTS AS A SHAREHOLDER..............................9

         (I)      MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS..........9

         (J)      SUBSTITUTE OPTIONS......................................9

7.    PAYMENT FOR SHARES..................................................9

         (A)      GENERAL RULE...........................................10

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         (B)      SURRENDER OF STOCK.....................................10

         (C)      EXERCISE/SALE..........................................10

         (D)      EXERCISE/PLEDGE........................................10

         (E)      WITHHOLDING TAXES......................................10

8.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION..........................10

         (A)      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.............11

         (B)      RESERVATION OF RIGHTS..................................11

9.    TERMINATING EVENTS.................................................11

10.   SECURITIES LAWS....................................................12

11.   NO RETENTION RIGHTS................................................12

12.   DURATION AND AMENDMENTS............................................12

         (A)      TERM OF THE PLAN.......................................12

         (B)      RIGHT TO AMEND OR TERMINATE THE PLAN...................12

         (C)      EFFECT OF AMENDMENT OR TERMINATION.....................13


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               CALIFORNIA FINANCIAL BANCORP 1999 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

2.   DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

     (d) "Company" shall mean California Financial Bancorp, a California corporation.

     (e) "Effective Date" shall mean the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the approval of the Plan by the shareholders of the Company in the manner required by applicable law or regulation.

     (f) "Employee" shall mean:

          (i) Any individual who is a full- or part-time salaried or hourly employee (i.e., paid in accordance with normal payroll procedures) of the Company or of a Subsidiary (a "Payroll Employee");

          (ii) A member of the Board of Directors or a member of the Board of Directors of any Subsidiary; and

          (iii) An independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors.

Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in
Section 4(a).

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

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     (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market System;

          (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (j) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

     (k) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (m) "Optionee" shall mean an individual who holds an Option.

     (n) "Payroll Employee" shall have the meaning ascribed in paragraph (f) hereof.

     (o) "Plan" shall mean this California Financial Bancorp 1999 Stock Option Plan, as it may be amended from time to time.

     (p) "Service" shall mean service as an Employee.

     (q) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

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     (r) "Stock" shall mean the Common Stock of the Company.

     (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (t) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (u) "Substitute Option" shall mean an option described in Section 6(j).

     (v) "Terminating Event" shall mean the occurrence of any of the following events:

          (i) the consummation of a plan of dissolution or liquidation of the Company;

          (ii) the individuals who, as of the 1999 Annual Meeting of Shareholders of the Company, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment of any new director or the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a "Person") (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

          (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Incumbent

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     Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (C) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation.

          (iv) the sale of all or substantially all of the assets of the Company to another Person; or

          (v) the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

     (w) "Vesting Event" shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

     (x) "Total and Permanent Disability" shall mean as defined in Section 22(e)(3) of the Code.

3.   ADMINISTRATION.

     (a) Committee Membership. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code. The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

          (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, the Committee shall annually deliver financial statements of the Company to all Optionees to whom such delivery is required by
Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.   ELIGIBILITY.

     (a) General Rules. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Payroll Employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

          (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

          (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.   STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares reserved for issuance pursuant to the exercise of Options granted under the Plan shall be authorized but unissued Shares. The aggregate number of Shares which may be issued pursuant to the exercise of Options granted under the Plan shall be 751,615, all of which maybe issued pursuant to the exercise of ISOs or Nonstatutory Options granted under the Plan. In no event shall options be granted for a number of Shares which exceeds the number of Shares reserved for issuance under the

Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding option granted under this Plan, including Substitute Options, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISOs and Section 6(i) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion; provided however, that:

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          (i) Upon the occurrence of a Vesting Event, the Option shall become immediately exercisable as to all Shares covered by such Option, whether or not previously vested;

          (ii) In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement; and

          (iii) Options granted to Payroll Employees other than officers of the Company shall vest at the rate of at least 20 percent of the shares subject thereto per year over five (5) years from the date of grant of the Option.

     (f) Term. Each Stock Option Agreement shall specify the term of the Option. No Option shall have a term exceeding 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

          (i) As a result of such Optionee's death or Total and Permanent Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Total and Permanent Disability but not later than the original expiration date specified in the Stock Option Agreement.

          (ii) As a result of termination by the Company for cause, the term of the Option shall expire immediately upon the Company's dispatch to Employee of notice or advice of such termination, and thereafter neither the Employee nor the Employee's estate shall be entitled to exercise the Option with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Paragraph (ii), "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute good cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Subsidiaries of the Company.


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

          (iii) As a result of termination for any reason other than Total and Permanent Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

     (g) Transferability. During an Optionee's lifetime, such Optionee's Options shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to "immediate family," as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto.

     (h) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (j) Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISO's, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

7.   PAYMENT FOR SHARES.


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



     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America in cash or by certified check, official bank check, or the equivalent thereof acceptable to the Company at the time when such Shares are purchased, except as follows:

          (i) ISOs. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

          (ii) Nonstatutory Options. In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

     (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise Price and any withholding taxes.

     (e) Withholding Taxes. The Company shall have the right upon the exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition the issuance of Shares upon exercise of any Option upon the payment by the Optionee of any sums required to be withheld under applicable laws or regulations. The Company has no duty to advise any Optionee of the existence of any tax or any amounts which may be withheld.

8.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) Adjustments Upon Changes in Capitalization. If the outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of Shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Shares subject to Options and the exercise price per Share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share subject to the Option. Any adjustment under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

     (b) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.   TERMINATING EVENTS.

     Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Options theretofore granted, or substitution for such Options with new stock options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Options then outstanding and not exercised at such time prior to the consummation of the transaction

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causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Stock as of the date of the Terminating Event over the exercise price of such Options.

10.  SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

     All Options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, or if, in the opinion of counsel to the Company, compliance with any state or federal securities laws is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Optionee's right to exercise any and all Options shall be suspended and the Options may not be exercised in whole or in part unless such listing, qualification, consent, approval, or compliance shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

11.  NO RETENTION RIGHTS.

     Neither the Plan nor any Option shall be deemed to give any individual right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the Service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the Effective Date. The Plan, if not extended, shall terminate automatically ten years after the Effective Date. It may be terminated on any earlier date pursuant to Subsection(b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.



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     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.


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